                                                                  EXHIBIT 10.23a

                           AMENDMENT NO. 1 AND CONSENT

         THIS AMENDMENT NO. 1 AND CONSENT is being executed and delivered as of January 12, 2004, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the "Company"), certain Subsidiaries party thereto as Borrowers (the "Subsidiary Borrowers"), Bank One, NA as Administrative Agent (the "Administrative Agent") under the hereinafter identified and defined Credit Agreements and the lenders party to said Credit Agreements. All capitalized terms used herein without definition shall have the same meanings as set forth in the hereinafter identified and defined Three-Year Credit Agreement.

                                   WITNESSETH:

                  WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently party to that certain Three-Year Credit Agreement dated as of August 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Three-Year Credit Agreement"), and that certain Five-Year Credit Agreement dated as of August 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement," and, together with the Three-Year Credit Agreement, the "Credit Agreements");

                  WHEREAS, certain Subsidiaries of the Company desire to enter into a transaction pursuant to which a Subsidiary Guarantor will make an intercompany unsecured loan in an amount not to exceed $60,000,000 to Horton CBI, Limited (the "Horton Transaction");

                  WHEREAS, the Company has informed the Administrative Agent and the Lenders of certain proposed transactions pursuant to which (in no particular order) (i) certain purchasers, which may include members of the current management teams of Callidus Technologies, L.L.C. and Callidus Technologies International, L.L.C. (together, "Callidus") with an aggregate book value not in excess of $12,000,000, acquire Callidus from the Company pursuant to a transaction to be consummated on or before June 30, 2004 (the "Callidus Sale"),
(ii) Callidus enters into, and obtains extensions of credit under, a secured credit facility with Bank of Oklahoma N.A. in an aggregate principal amount not to exceed $10,000,000 (the "Callidus Credit Facility"), (iii) Callidus grants liens and security interests over all or substantially all of the assets and properties of Callidus to secure its obligations and liabilities under the Callidus Credit Facility, (iv) Bank of Oklahoma N.A. is permitted to issue letters of credit under the Callidus Credit Facility on behalf of Callidus as an account party ("Callidus L/Cs") so long as the Callidus Sale has not been consummated and, notwithstanding such consummation, Callidus L/Cs issued prior to the consummation of the Callidus Sale shall be treated as additional Indebtedness and Contingent Obligations permitted under the Credit Agreements, and (v) substantially concurrently with the consummation of the Callidus Sale, Callidus shall be released from its obligations under the Subsidiary Guaranty and following such release neither Callidus Technologies, L.L.C. nor Callidus Technologies International, L.L.C. shall be deemed to be a Subsidiary or a Subsidiary Guarantor (the foregoing transactions and events as described in this paragraph being referred to collectively as the "Callidus Transaction," and, together with the Horton Transaction, the "Transactions");

                  WHEREAS, the Company has requested that, notwithstanding anything contained in the Credit Agreements, the Lenders consent (the "Consent") to such Subsidiaries' consummation of the Transactions; and

                  WHEREAS, the Lenders party hereto are willing to grant the Consent on the terms and conditions stated herein;

                  WHEREAS, the Borrowers also have requested the Lenders and the Agent to amend the Credit Agreements in certain other respects;

                  WHEREAS, the Lenders and the Agent have agreed to amend the Credit Agreements on the terms and conditions set forth in section 2 hereof.

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:

                  1. Consent. The Lenders hereby grant the Consent.

                  2. Amendment. Each Credit Agreement shall be and hereby is amended as follows:

                  (a) Section 1.1 is amended to insert the following new defined terms thereto:

                           "Callidus" is defined in the First Amendment.

                           "Callidus Credit Facility" is defined in the First Amendment.

                           "Callidus L/Cs" is defined in the First Amendment.

                           "Callidus Sale" is defined in the First Amendment.

                           "First Amendment" means that certain Amendment No. 1 and Consent dated as of January 12, 2004 by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

                  (b) The word "and" is deleted from the end of Section 7.3(A)(viii).

                  (c)      Section 7.3(A) is amended to insert a new section
                           (ix) as follows:

                           (ix) Indebtedness in an aggregate principal amount not in excess of $10,000,000 incurred as the direct result of the issuance of the Callidus L/Cs; and

                  (d)      The former Section 7.3(A)(ix) is renumbered as
                           Section 7.3(A)(x).

                  (e)      The word "and" is deleted from the end of Section
                           7.3(B)(v).

                  (f)      Section 7.3(B) is amended to insert a new section
                           (vi) as follows:

                           (vi)  The Callidus Sale; and

                  (g)      The former Section 7.3(B)(vi) is renumbered as
                           Section 7.3(B)(vii).

                  (h) Section 7.3(B)(vii) is amended to change the reference to "clauses (i) through (v) above" to "clauses (i) through (vi) above."

                  (i)      Section 7.3(C) is amended to insert a new section
                           (iv) as follows:

                           (iv) Liens granted by Callidus Technologies, L.L.C. or Callidus Technologies International, L.L.C. to secure the Indebtedness permitted by Section 7.3(A)(ix) in connection with the issuance of the Callidus L/Cs;

                  (j)      The former Section 7.3(C)(iv) is renumbered as
                           Section 7.3(C)(v).

                  (k) Section 7.3(D) is amended to insert a new Section (x) as follows:

                           (x) Investments resulting from the acceptance of noncash consideration as a portion of the purchase price from the Callidus Sale;

                  (l) The former Section 7.3(D)(x) is renumbered as Section 7.3(D)(xi).

                  (m) Section 7.3(E) is amended to delete the word "and" before the letters "(iv)" and to add the following language at the end:

                           and (v) Contingent Obligations consisting of Indebtedness permitted by Section 7.3(A)(ix) resulting from the issuance of the Callidus L/Cs.

                  3. Conditions of Effectiveness. This Consent and Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the following conditions: (i) the Administrative Agent shall have received executed counterparts of this Consent duly executed and delivered by the Company, the Subsidiary Borrowers and the "Required Lenders" (under each of the Credit Agreements) and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors; (ii) the indebtedness evidenced by the intercompany loan under the Horton Transaction shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent; (iii) the terms and conditions of each above-described component of the Callidus Transaction, if consummated, shall be satisfactory to the Administrative Agent at the time of such consummation; (iv) the Company shall have paid to the Administrative Agent, for the ratable benefit of each Lender which has delivered to the Administrative Agent or the

Administrative Agent's counsel its executed signature page hereto by such time as is required by the Administrative Agent, an amendment fee of $2,500 for each such consenting Lender and (v) no Default or Unmatured Default shall have occurred and remain unwaived or uncured.

                  4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of each Credit Agreement are true and correct and (ii) no Default or Unmatured Default is in effect.

                  5. No Implicit Waiver. Except as expressly set forth herein,
(i) the execution, delivery and effectiveness of this Amendment No. 1 and Consent shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreements or any other documents executed in connection with the Credit Agreements, nor constitute a waiver of any provision of the Credit Agreements nor any other document executed in connection therewith and (ii) the Credit Agreements shall remain in full force and effect in accordance with their original terms.

                  6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT NO. 1 AND CONSENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS CONSENT AND AMENDMENT, THE CREDIT AGREEMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING
SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, this Amendment No. 1 and Consent has been duly executed as of the day and year first above written.


                                      CHICAGO BRIDGE & IRON COMPANY N.V., as the
                                      Company
                                      By: CHICAGO BRIDGE & IRON COMPANY B.V.
                                      Its: Managing Director



                                      By:
                                          --------------------------------------
                                      Name: Gerald M. Glenn
                                      Title: Managing Director




    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

                                      CHICAGO BRIDGE & IRON COMPANY
                                      (DELAWARE), as a Subsidiary Borrower


                                    By:
                                       ----------------------------------------
                                    Name: Richard A. Byers
                                    Title: Vice President and Treasurer


                                    CB&I TYLER COMPANY, as a Subsidiary Borrower


                                    By:
                                       ----------------------------------------
                                    Name: Richard A. Byers
                                    Title: Vice President and Treasurer


                                    CBI SERVICES, INC., as a Subsidiary Borrower


                                    By:
                                       ----------------------------------------
                                    Name: Terrence G. Browne
                                    Title: Treasurer


                                    CB&I CONSTRUCTORS, INC., as a Subsidiary
                                    Borrower

                                    By:
                                       ----------------------------------------
                                    Name: Richard A. Byers
                                    Title: Vice President and Treasurer



    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

                                    BANK ONE, NA (having its principal office in Chicago, Illinois), as Administrative Agent and as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A., as Syndication Agent and as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF MONTREAL, as a Documentation Agent and as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
                                    ITS CAYMAN ISLANDS BRANCH, as a
                                    Documentation Agent and as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:




    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

                                    WELLS FARGO BANK TEXAS, N.A., as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    BNP PARIBAS, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    FORTIS CAPITAL CORP., as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    SOUTHWEST BANK OF TEXAS, N.A., as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    WASHINGTON MUTUAL BANK, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

                                    THE NORTHERN TRUST COMPANY, as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    KEYBANK NATIONAL ASSOCIATION, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    JPMORGAN CHASE BANK, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    REGIONS BANK, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    ALLIED IRISH BANK, PLC, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

                                    STANDARD CHARTERED BANK, as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    HIBERNIA NATIONAL BANK, as a Lender



                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    LEHMAN COMMERCIAL PAPER INC., as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    ARAB BANKING CORPORATION, as a Lender


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

                                  REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 and Consent in connection with that certain Three-Year Credit Agreement dated as of August 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Three-Year Credit Agreement"), and that certain Five-Year Credit Agreement dated as of August 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement," and, together with the Three-Year Credit Agreement, the "Credit Agreements") by and among Chicago Bridge and Iron Company N.V. (the "Company"), certain Subsidiaries of the Company party thereto as Borrowers (the "Subsidiary Borrowers"), Bank One, NA as Administrative Agent (the "Administrative Agent") under the Credit Agreements and the lenders party to said Credit Agreements, which Amendment No. 1 and Consent is dated as of January 12, 2004 (the "Amendment and Consent"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Three-Year Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and Consent and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreements remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreements contained in the above-referenced documents shall be a reference to the Credit Agreements as so modified by the Amendment and Consent and as the same may from time to time hereafter be amended, modified or restated.

CHICAGO BRIDGE & IRON COMPANY N.V.
By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director



By
   --------------------------------
Name: Gerald M. Glenn
Title: Managing Director

CHICAGO BRIDGE & IRON COMPANY

By
   --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
   --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CB&I TYLER COMPANY

By
   --------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CB&I CONSTRUCTORS, INC.


By
   --------------------------------
Name: Richard A. Byers
Title: Vice President and Treasurer

CBI SERVICES, INC.


By
   --------------------------------
Name: Terrence G. Browne
Title: Treasurer



    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

HORTON CBI, LIMITED

By
   --------------------------------
Name: James W. House
Title: Treasurer


CBI VENEZOLANA, S.A.

By
   --------------------------------
Name: Mario D. Marquez
Title: Vice President


CBI EASTERN ANSTALT

By
   --------------------------------
Name: Alan R. Black
Title: Administrator


CBI CONSTRUCTORS PTY, LTD.

By
   --------------------------------
Name: Vassily J. Calligeros
Title: Director


LEALAND FINANCE COMPANY B.V.

By
   --------------------------------
Name: Timothy J. Moran
Title: Managing Director


CB&I (EUROPE) B.V.

By
   --------------------------------
Name: Ray Buckley
Title: Director



    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By
   --------------------------------
Name: Alan R. Black
Title: Vice President


ASIA PACIFIC SUPPLY CO.

By
   --------------------------------
Name: Timothy J. Moran
Title: Treasurer


CBI COMPANY LTD.

By
   --------------------------------
Name: Richard A. Byers
Title: Treasurer


CBI CONSTRUCCIONES S.A.

By
   --------------------------------
Name: Antonio Medic
Title: Director


CBI CONSTRUCTORS LIMITED

By
   --------------------------------
Name: Ray Buckley
Title: Director


CBI HOLDINGS (U.K.) LIMITED

By
   --------------------------------
Name: Ray Buckley
Title: Director



    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

CBI OVERSEAS, LLC

By
   --------------------------------
Name: Wong Keem Ming
Title: Treasurer


CENTRAL TRADING COMPANY, LTD.

By
   --------------------------------
Name: Timothy J. Moran
Title: Treasurer


CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By
   --------------------------------
Name: Gerald M. Glenn
Title: Managing Director


CHICAGO BRIDGE & IRON COMPANY B.V.

By
   --------------------------------
Name: Gerald M. Glenn
Title: Managing Director


CMP HOLDINGS B.V.

By
   --------------------------------
Name: Ray Buckley
Title: Director


PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By
   --------------------------------
Name: Alan R. Black
Title: Vice President



    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

HOWE-BAKER INTERNATIONAL, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President and CEO


HOWE-BAKER ENGINEERS, LTD.
By and through its General Partner,
Howe-Baker Management, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President


HOWE-BAKER HOLDINGS, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President and CEO


HOWE-BAKER MANAGEMENT, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President


HOWE-BAKER, L.P.
By and through its General Partner,
Howe-Baker Management, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

MATRIX ENGINEERING, LTD.
By and through its General Partner,
Matrix Management Services, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO


HBI HOLDINGS, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President and CEO


HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO


A&B BUILDERS, LTD.
By and through its General Partner,
Matrix Management Services, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO


MATRIX MANAGEMENT SERVICES, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: Chairman of the Board and CEO


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C.

By
   --------------------------------
Name: W. P. Bartlett
Title: President and CEO


CALLIDUS TECHNOLOGIES, L.L.C.

By
   --------------------------------
Name: W. P. Bartlett
Title: President and CEO


CONSTRUCTORS INTERNATIONAL, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President and CEO


TPA HOWE-BAKER, LTD.
By and through its General Partner,
Howe-Baker Management, L.L.C.

By
   --------------------------------
Name: James R. McAdory III
Title: President


SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By
   --------------------------------
Name: Alan R. Black
Title: Director


CB&I (NIGERIA) LIMITED

By
   --------------------------------
Name: John R. Edmonds
Title: Director


    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003

CHICAGO BRIDGE & IRON (ESPANA) S.A.

By
   --------------------------------
Name: Ray Buckley
Title: Director


CBI (PHILLIPINES), INC.

By
   --------------------------------
Name: Timothy J. Moran
Title: Treasurer


CB&I JOHN BROWN LIMITED

By
   --------------------------------
Name: Ian Corbidge
Title: Managing Director


MORSE CONSTRUCTION GROUP, INC.

By
   --------------------------------
Name: Terrence G. Browne
Title: Treasurer


CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By
   --------------------------------
Name: Ray Buckley
Title: Managing Director



    Signature Page to Amendment No. 1 and Consent dated as of January 2004 to
                    Chicago Bridge & Iron Company N.V. et al
           Three-Year Credit Agreement and Five-Year Credit Agreement
                           dated as of August 22, 2003